Table of Contents
EXHIBIT 32(A)

CERTIFICATION OF PERIODIC REPORT

I, Mark F. Furlong, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to my knowledge:

(1)
the Quarterly Report on Form 10-Q of Marshall & Ilsley Corporation (the “Company”) for the quarter ended March 31, 2009 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (14 U.S.C. 78m or 78o(d)); and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  May 11, 2009

/s/ Mark F. Furlong
_________________________________
Mark F. Furlong
Chief Executive Officer
Marshall & Ilsley Corporation

This certification accompanies this Quarterly Report on Form 10-Q pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by Marshall & Ilsley Corporation for purposes of the Securities Exchange Act of 1934.

60